UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 13, 2026

Date of Report (Date of earliest event reported)

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YUBO INTERNATIONAL BIOTECH LIMITED
(Exact name of Registrant as Specified in Charter)

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New York	000-21320	11-3074326
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

Room 1102, 11th Floor, Building 2
No. 10 Chaoyang Park South Road, Chaoyang District
Beijing, China, 100026
(Address of principal executive offices, including Zip Code)

+86 136-0129-6655
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On January 13, 2026, HHL LLP (“HHL”) tendered its resignation as the independent registered public accounting firm to Yubo International Biotech Limited, a New York corporation (the “Company”), which resignation was approved and accepted by the board of directors (the “Board”) of the Company with immediate effect.

HHL was previously engaged by the Company to audit the Company’s consolidated financial statements for the year ended December 31, 2024. HHL’s report on the financial statements of the Company for the year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period from January 1, 2026 to January 13, 2026, (i) there were no disagreements with HHL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HHL, would have caused HHL to make reference to the subject matter of the disagreements in connection with its report, and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that HHL furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not HHL agrees with the above statements. A copy of such letter, dated January 15, 2026, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 13, 2026, the Company engaged HCL, PLLC (“HCL”) as its new independent registered public accountant to audit the Company’s consolidated financial statements for the year ended December 31, 2025, with immediate effect. The engagement was approved by the Board.

During the Company’s fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period from January 1, 2026 to January 13, 2026, neither the Company nor anyone on its behalf consulted with HCL regarding (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that HCL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from HHL LLP
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026	Yubo International Biotech Limited

	By:	/s/ Lina Liu
	Name:	Lina Liu
	Title:	Chief Financial Officer

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